EXHIBIT 10.1
                                  ------------

                                    AGREEMENT


     THIS AGREEMENT, made this 20th day of December, 1990, by and between CANANDAIGUA WINE COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Corporation"), and ROBERT
S. SANDS, as Trustee of the Marvin Sands Trust under Agreement dated November 19, 1990 (hereinafter called the "Trustee");

     WHEREAS, Marvin Sands (hereinafter called the "Employee") has been a capable, efficient and valued employee of the Corporation since 1972; and

     WHEREAS, the Corporation desires to provide the Employee with added compensation in recognition of his valued services by providing adequate protection for the family of the Employee and his spouse in the event of their deaths;

     NOW, THEREFORE, in consideration of covenants contained herein, it is mutually acknowledged and agreed that:

     1. The Trust is the sole and absolute owner of Prudential Mutual Life Insurance Company Policy No. 79 662 805 and has designated the beneficiary thereof.

     2. The Policy shall be subject to the terms and conditions of this Agreement.

     3. It is the intention of the parties to this Agreement that the Trustee shall retain all rights which the Policy grants to the owner thereof except as hereinafter specified. All provisions of this Agreement shall be construed so as to carry out such intention.

         a. Following the collateral assignment of the Policy as hereinafter provided, the Corporation shall be responsible for the timely payment to the insurer of any premium, payment, assessment, or other charge necessary to keep the Policy in force until such time as either the Corporation surrenders or cancels the Policy or the later death of the Employee and his spouse. The Trustee shall be responsible for the timely payment to the Corporation or to the insurer of that portion of any premium payment, assessment or other charge equal to the "economic benefit" to the Employee and/or his spouse calculated in accordance with the United States Treasury Department rules then in effect. The Trustee shall be responsible for the timely notification to the Corporation of the manner in which the Trustee proposes to pay the portion of the premium payment as hereinabove provided.

         b. The total amount of all premium advances applied to the Policy by the Corporation shall constitute indebtedness from the Trustee to the Corporation. To secure the repayment of this indebtedness, as it may exist from time to time, the Trustee shall execute and deliver to the Corporation, at or before the time of the first premium advance made by the Corporation hereunder, a collateral assignment of this Policy. Such collateral assignment shall be in the form of the collateral assignment attached to this Agreement as Schedule A.

         c. Following such collateral assignment, the Corporation may borrow against the Policy up to the amount permitted under the provisions of the
Policy, provided, however, that the Corporation shall not permit the indebtedness on the Policy to exceed the Policy's loan value (as the term is defined under the Policy).

         d. Following the assignment of the Policy, the Corporation shall have the sole right to surrender, cancel, or convert the Policy. Upon the surrender, cancellation, or conversion of the Policy, the Corporation shall have the unqualified right to receive directly from the insurer the amount it has paid for premiums on the Policy which is not reportable as income by the Employee or his spouse (less any amount which the Corporation has borrowed from the cash value of the Policy). Following the receipt of said amount, all of obligations of the Corporation and the Trustee shall be terminated. The Corporation shall be under no obligation to obtain a new insurance policy if said Policy is surrendered or cancelled.

         e. The Trustee shall have the right to designate the beneficiary of the portion of the death proceeds to which the Corporation is not entitled, as hereinafter specified in paragraph "6(b)." The Corporation, as holder of the Policy as collateral assignee, will make the Policy available to the insurer or the Trustee in order to effectuate any change in the beneficiary designation which the Trustee may desire to make, subject to the rights of the Corporation as defined in this Agreement.

     4. The Trustee shall take no action with respect to the Policy which would in any way compromise or jeopardize the Corporation's right to be repaid such amounts, without the express written consent of the Corporation.

     5. The Corporation shall have the right to keep said Policy in force during the lifetimes of the Employee and his spouse, including any period following the Employee's retirement from the service of the Corporation.

     6.  a.   Upon  the  death  of  the  second  to die of the  Employee and his spouse, the Corporation shall promptly take all actions necessary to obtain the death benefits provided under the Policy.

         b. The Corporation shall have the unqualified right to receive from the death benefits an amount equal to the premiums it has paid which are not reportable as income by the Employee or his spouse (less any amount which the Corporation has borrowed from the cash value of the Policy). The balance of the death benefits provided under the Policy, if any, shall be paid directly to the beneficiary or beneficiaries designated by the Trustee, in the manner and in the amount or amounts provided in the beneficiary designation provisions of the Policy. No amount shall be paid from such death benefits to the beneficiary or beneficiaries designated by the Trustee until the full amount due the Corporation hereunder has been paid.

     7. Repayment of the amounts of the premiums on the Policy paid by the Corporation and not reportable as income by the Employee or his spouse shall be made from the cash surrender value of the Policy (as defined therein) if the Corporation surrenders or cancels the Policy. Payment of the amount payable to the Corporation upon the death of the second to die of the Employee and his spouse shall be made from the death proceeds of the Policy.

     8. a. This Agreement shall terminate, without notice, upon the occurrence of any of the following events: (1) the total cessation of the business of the Corporation; (2) the bankruptcy, receivership or dissolution of the Corporation; or (3) the termination of the Employee's employment by the Corporation other than by reason of his death or retirement.

         b. In addition, either the Trustee or the Corporation may terminate this Agreement, provided that no premiums under the Policy are overdue, by written notice to the other party. Such termination shall be effective thirty days from the date of such notice.

     9. The Corporation shall release its interests in the Policy, cancel the collateral assignment, and transfer physical possession of the Policy to the Trustee upon its receipt of sums in satisfaction of the total indebtedness owed by the Trustee to the Corporation, as hereinabove provided. Such release, cancellation, and transfer shall terminate all mutual obligations of the parties to this Agreement.

     10. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

     11. The rights of either party to this Agreement may be assigned; and a party wishing to make an assignment need not obtain the consent of the other party to this Agreement to such assignment.

     12. This Agreement shall be binding upon and inure to the benefit of the Corporation and the Trustee and their respective successors and assigns.

     13. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Corporation. The date of such mailing shall be deemed the date of notice, consent or demand.

     14. Richard E. Sands is hereby designated the "named fiduciary" of this plan. The named fiduciary, Richard E. Sands, shall be responsible for the management, control and administration of the plan. The named fiduciary may allocate to others certain aspects of the management and operation responsibilities of the plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

     15. CLAIMS PROCEDURE

         A.  FILING OF BENEFIT CLAIMS

             (1) When a participant, beneficiary, or his duly authorized representative have a claim which may be covered under the provisions of the insurance policy, he or she should contact the named fiduciary.

             (2) Claim forms and claim information can be obtained from the named fiduciary.

             (3) The claim must be in writing on a Benefit Claim Form and delivered to the named fiduciary either in person or by mail, postage paid. The name fiduciary will forward the claim form to the authorized representative of the insurer.

         A.  INITIAL DISPOSITION OF BENEFIT CLAIMS

             (1) Within ninety (90) days after receipt of a claim, the insurer shall send to the claimant, by mail, postage prepaid, a notice granting or denying, in whole or in part, a claim for benefits.

             (2) If a claim for benefits is denied, the insurer shall provide the claimant written notice setting forth in a manner calculated to be understood by the claimant:

                  (a)  The  specific  reason   or   reasons  for   the   denial;

                  (b) Specific reference to pertinent plan provisions on which the denial is based;

                  (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) Appropriate information as to the steps to be taken if the participant or beneficiary wishes to submit his or her claim for review.

             (3) If the claim is payable, a benefit check will be issued to the named fiduciary and forwarded to the claimant.

             (4)  The  ninety- (90) day period  may  be  extended   if   special
circumstances require an extension of time to process the claim for benefits.

             (5) Written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period.

             (6) The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the insurer expects to render the final decision.

             (7) In no event shall such extension exceed a 90 days from the end of the initial 90-day period.

             (8) If a notice of denial is not received within the claim being filed, the claim shall be deemed the claimant shall be permitted to proceed to the period of 90 days of denied and review stage.

         C.  REVIEW PROCEDURE

             (1)  Within sixty (60) days of:

                  (a) the receipt by the claimant of written notification denying, in whole or in part, his or her claim, or

                  (b) a deemed denial resulting from the insurer's failure to provide the claimant with written notice of denial within 90 days of the claim being filed, the claimant or his duly authorized representative, upon written application to the insurer, delivered in person or by certified mail, postage prepaid, may request an opportunity to appeal a denied claim to the insurer or a person designated by the insurer.

             (2)  The claimant or his representative may:

                  (a)  Request a review upon written application to the plan;

                  (b)  Review pertinent documents; and

                  (c)  Submit issues and comments in writing.

             (3) The decision on review shall be made within sixty (60) days of the insurer's receipt of a request for review.

             (4)  The  sixty  (60)  day  period  may  be  extended  if   special
circumstances require an extension of time to process the review.

             (5)  If an extension is required:

                  (a) written notice of the extension shall be furnished to the claimant prior to the commencement of the extension, and

                  (b) a decision shall be rendered as soon as possible but no later than 120 days after the insurer received the request for review.

             (6) The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent plan provision on which the decision is based.

             (7) If the decision on review is not rendered within sixty (60) days or within 120 days if an extension is granted, then the claim shall be deemed denied on review.

         D.  OTHER REMEDIES

             (1) After exhaustion of the claims procedures, nothing shall prevent any person from pursuing any other legal or equitable remedy otherwise available.

     16. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware.

     17. Notwithstanding the provisions of this Agreement, Prudential is hereby authorized to act in accordance with the terms of the Policy issued by it as if this Agreement did not exist. Payment or other performance of its obligations under such Policy by Prudential in accordance with the terms of such Policy shall completely discharge Prudential from all claims, suits, and demands of all persons whatsoever.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.


ATTEST:                                    CANANDAIGUA WINE COMPANY, INC.

/s/ Martin W. O'Toole                      By: /s/ Richard Sands
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Martin W. O'Toole                          As its:  President


ATTEST:

/s/ Martin W. O'Toole                      By: /s/ Robert S. Sands
-----------------------------------           ----------------------------------
Martin W. O'Toole                          ROBERT S. SANDS, as Trustee of
                                           the Marvin Sands Trust

                                   SCHEDULE A

     It is agreed, pursuant to the foregoing Agreement dated                that
                                                             --------------
the  following  described  policy  of  life  insurance  shall  be subject to the
provisions of said Agreement. Policy No.                issued by The Prudential
                                         --------------
Insurance Company of  America  on                   19  ,  insuring the lives of
                                  -----------------   --
the Employee and his spouse.

                              Collateral Assignment

     Assignment made               , 19  , by Robert S. Sands, as the Trustee of
                     --------------
Marvin Sands Trust dated                    ,  19  ,              , assignor, to
                          ------------------     --  -------------
Canandaigua Wine Company, Inc., assignee.

     For  value  received, the assignor hereby assigns to the assignee Insurance
Policy  No.                  issued  by  the  Prudential  Insurance  Company  of
America on the lives of Marvin and Marilyn D. Sands, as collateral security to the extent of the indebtedness of the assignor to the assignee.

     The assignee, without the consent of the assignor, may apply for a policy loan in an amount not to exceed the permissible policy loan limits, but not in excess of premium advances by the assignee.

     Except as specifically herein granted to the assignee, the assignor shall retain all other incidents of ownership in the policy.


Dated
      --------------------            ------------------------------------------
                                      ROBERT S. SANDS,
                                      as Trustee, as Assignor


                                      CANANDAIGUA WINE COMPANY, INC.,
                                      as Assignee

Dated                                 By:
      --------------------                --------------------------------------
                                      As its: